Exhibit 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                OCTOBER 14, 2002

                      RATED
                      WATER
       RIG NAME       DEPTH              DESIGN             LOCATION           STATUS             OPERATOR
---------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted       Walter Oil & Gas
---------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
---------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM           Cold Stacked              -
---------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted           Spinnaker
---------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever  Indonesia       Contracted             CNOOC
---------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg Cantilever  Singapore  Shipyard for water-depth      -
                                                                              upgrade
---------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg Cantilever   GOM       Shipyard for water-depth      -
                                                                              upgrade
---------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg Cantilever   GOM       Shipyard for water-depth      -
                                                                              upgrade
---------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted              BP
---------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted        Pogo Producing

---------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Contracted         EOG Resources
---------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted              BP
---------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted       Walter Oil & Gas
---------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Cantilever   GOM       Shipyard for cantilever       -
                                                                              upgrade
---------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa         Under tow                -
---------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
---------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted            El Paso
---------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted             Agip
---------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM             Stacked                 -
---------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted             Shell
---------------------------------------------------------------------------------------------------------------


                                       1

                      RATED
                      WATER
       RIG NAME       DEPTH              DESIGN             LOCATION           STATUS             OPERATOR
---------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco       North Sea         Contracted             Shell
                                 711 Series
---------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea          Shipyard                -
---------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana              Idle                  -
---------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                     Vietnam          Contracted              BP
---------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted         PetroVietnam
---------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
---------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked              -
---------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted               -
---------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted             LLOG
---------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted         Taylor Energy
---------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted          Enterprise
---------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked              -
---------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced Pacesetter GOM            Contracted         Amerada Hess
---------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM       Shipyard for special          -
                                                                               survey
---------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
---------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM       Shipyard for special          -
                                                                               survey
---------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM             Stacked                 -
---------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted            Murphy
---------------------------------------------------------------------------------------------------------------


                                       2

                      RATED
                      WATER
       RIG NAME       DEPTH              DESIGN             LOCATION           STATUS             OPERATOR
---------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class              Malaysia         Contracted            Murphy
---------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade            -
---------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
---------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED... **

       RIG NAME            CURRENT TERM             START DATE          ESTIMATED END DATE
---------------------------------------------------------------------------------------------
Ocean Crusader               one well          late September 2002       late October 2002
---------------------------------------------------------------------------------------------
Ocean Drake            one well plus option     mid September 2002       late October 2002
---------------------------------------------------------------------------------------------
Ocean Champion                  -               early August 2001                -
---------------------------------------------------------------------------------------------
Ocean Columbia         one well plus option     mid September 2002       late October 2002
---------------------------------------------------------------------------------------------
Ocean Sovereign     first two months of Ocean   mid October 2002         mid December 2002
                        Heritage contract -
                    see Ocean Heritage below
---------------------------------------------------------------------------------------------
Ocean Heritage                  -                 late June 2002         mid December 2002
---------------------------------------------------------------------------------------------
Ocean Spartan                   -                early April 2002        mid October 2002
---------------------------------------------------------------------------------------------
Ocean Spur                      -                 mid April 2002         mid November 2002
---------------------------------------------------------------------------------------------
Ocean King           90-day extension plus      early August 2002        mid December 2002
                            option
---------------------------------------------------------------------------------------------
Ocean Nugget         third of three wells plus    late July 2002        early November 2002
                            option
---------------------------------------------------------------------------------------------
Ocean Summit           one well plus option    early September 2002      late October 2002
---------------------------------------------------------------------------------------------
Ocean Warwick                one year           early January 2002      late December 2002
---------------------------------------------------------------------------------------------
Ocean Titan            one well plus option     early October 2002      early January 2003
---------------------------------------------------------------------------------------------
Ocean Tower                     -                mid August 2002         mid February 2003
---------------------------------------------------------------------------------------------
Ocean Liberator                 -              late September 2002      early November 2002
---------------------------------------------------------------------------------------------
Ocean Century                   -                      1998                      -
---------------------------------------------------------------------------------------------
Ocean Ambassador       one well plus option      mid August 2002        early November 2002
---------------------------------------------------------------------------------------------
Ocean Nomad          one well plus two one well  mid October 2002        mid December 2002
                               options
---------------------------------------------------------------------------------------------
Ocean New Era                   -               late October 2001                -
---------------------------------------------------------------------------------------------
Ocean Bounty           mobe to New Zealand       mid October 2002        late October 2002
---------------------------------------------------------------------------------------------


                                        1

       RIG NAME            CURRENT TERM             START DATE          ESTIMATED END DATE
---------------------------------------------------------------------------------------------
Ocean Guardian        five wells plus option   early February 2002      early December 2002
---------------------------------------------------------------------------------------------
Ocean Princess         anchor winch repairs     early October 2002       late October 2002
---------------------------------------------------------------------------------------------
Ocean Whittington               -              late September 2002               -
---------------------------------------------------------------------------------------------
Ocean Epoch           five wells plus demobe   early December 2001       mid November 2002
---------------------------------------------------------------------------------------------
Ocean General          two well program plus       mid May 2002         early December 2002
                        options plus demobe
---------------------------------------------------------------------------------------------
Ocean Prospector                -                      1998                      -
---------------------------------------------------------------------------------------------
Ocean Endeavor                  -                early March 2002                -
---------------------------------------------------------------------------------------------
Ocean Concord                   -               early October 2002       late October 2002
---------------------------------------------------------------------------------------------
Ocean Lexington              one well           mid September 2002       mid October 2002
---------------------------------------------------------------------------------------------
Ocean Saratoga         one well plus option    early September 2002      mid October 2002
---------------------------------------------------------------------------------------------
Ocean Yorktown       15-well development plus   mid September 2001        late July 2003
                             options
---------------------------------------------------------------------------------------------
Ocean Voyager                   -                early March 2002                -
---------------------------------------------------------------------------------------------
Ocean Yatzy            five-year term plus      early November 1998      early November 2003
                              option
---------------------------------------------------------------------------------------------
Ocean Worker           one well plus option     mid September 2002      early November 2002
---------------------------------------------------------------------------------------------
Ocean Quest                     -                late August 2002        mid October 2002
---------------------------------------------------------------------------------------------
Ocean Winner            18-month extension       early July 2001        early November 2002
---------------------------------------------------------------------------------------------
Ocean Alliance          four-year contract     early September 2000    early September 2004
---------------------------------------------------------------------------------------------
Ocean Star                  two wells           mid September 2002       mid November 2002
---------------------------------------------------------------------------------------------
Ocean Victory                   -                mid August 2002         mid October 2002
---------------------------------------------------------------------------------------------
Ocean America                   -                mid August 2002         mid October 2002
---------------------------------------------------------------------------------------------
Ocean Valiant          seven month term plus   early September 2002       mid April 2003
                              option
---------------------------------------------------------------------------------------------


                                        2

       RIG NAME            CURRENT TERM             START DATE          ESTIMATED END DATE
---------------------------------------------------------------------------------------------
Ocean Baroness              fifth well          early October 2002      late November 2002
---------------------------------------------------------------------------------------------
Ocean Rover                     -               early January 2002      third quarter 2003
---------------------------------------------------------------------------------------------
Ocean Confidence          five-year term        early January 2001      early January 2006
---------------------------------------------------------------------------------------------
Ocean Clipper            three-year term         mid January 2000       early January 2003
---------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED... **

                        DAYRATE
       RIG NAME     (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------
Ocean Crusader        high teens    two wells with Walter in the lower 20's ending early
                                    December 2002.
----------------------------------------------------------------------------------------
Ocean Drake           lower 20's    available.
----------------------------------------------------------------------------------------
Ocean Champion             -                                 -
----------------------------------------------------------------------------------------
Ocean Columbia        lower 20's    available.
----------------------------------------------------------------------------------------
Ocean Sovereign       upper 40's    Singapore shipyard for leg upgrade ending late
                                    April 2003.
----------------------------------------------------------------------------------------
Ocean Heritage             -        twelve-month term program with CNOOC in upper 40's
                                    ending mid October 2003.  Heritage assumes last ten
                                    months after Sovereign has completed the first two
                                    months of contract.
----------------------------------------------------------------------------------------
Ocean Spartan              -        available.
----------------------------------------------------------------------------------------
Ocean Spur                 -        available.
----------------------------------------------------------------------------------------
Ocean King            upper 20's    available.
----------------------------------------------------------------------------------------
Ocean Nugget          upper teens   available.
----------------------------------------------------------------------------------------
Ocean Summit          upper 20's    available.
----------------------------------------------------------------------------------------
Ocean Warwick         upper 20's    available.
----------------------------------------------------------------------------------------
Ocean Titan           lower 20's    available.
----------------------------------------------------------------------------------------
Ocean Tower                -        available.
----------------------------------------------------------------------------------------
Ocean Liberator            -        under tow to S. Africa for cold stacking.
----------------------------------------------------------------------------------------
Ocean Century              -                                 -
----------------------------------------------------------------------------------------
Ocean Ambassador      lower 40's    available.
----------------------------------------------------------------------------------------
Ocean Nomad           lower 40's    available.
----------------------------------------------------------------------------------------
Ocean New Era              -        available.
----------------------------------------------------------------------------------------
Ocean Bounty          lower 80's    one well plus option with Shell in upper 70's ending
                                    early December 2002.
----------------------------------------------------------------------------------------


                                        1

                        DAYRATE
       RIG NAME     (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------
Ocean Guardian        lower 90's    special survey upon completion of contract ending
                                    late December 2002, then available.
----------------------------------------------------------------------------------------
Ocean Princess             -        available.
----------------------------------------------------------------------------------------
Ocean Whittington          -        available.
----------------------------------------------------------------------------------------
Ocean Epoch           lower 70's    available.
----------------------------------------------------------------------------------------
Ocean General          mid 60's     available.
----------------------------------------------------------------------------------------
Ocean Prospector           -                                 -
----------------------------------------------------------------------------------------
Ocean Endeavor             -                                 -
----------------------------------------------------------------------------------------
Ocean Concord         upper 30's    available.
----------------------------------------------------------------------------------------
Ocean Lexington        mid 30's     available.
----------------------------------------------------------------------------------------
Ocean Saratoga         mid 30's     available.
----------------------------------------------------------------------------------------
Ocean Yorktown        lower 60's    available.
----------------------------------------------------------------------------------------
Ocean Voyager              -                                 -
----------------------------------------------------------------------------------------
Ocean Yatzy               120's      available.
----------------------------------------------------------------------------------------
Ocean Worker          lower 40's    available.
----------------------------------------------------------------------------------------
Ocean Quest                -        one well plus option with Kerr McGee in lower 60's
                                    beginning early November 2002 and ending mid
                                    December 2002.
----------------------------------------------------------------------------------------
Ocean Winner          lower 80's    one year extension in lower 60's with Petrobras
                                    ending early November 2003.
----------------------------------------------------------------------------------------
Ocean Alliance           110's      available.
----------------------------------------------------------------------------------------
Ocean Star            upper 80's    nine month term work with Kerr McGee in mid 80's
                                    ending mid August 2003.
----------------------------------------------------------------------------------------
Ocean Victory              -        one well with Maxus in mid 60's ending mid November
                                    2002.
----------------------------------------------------------------------------------------
Ocean America              -        one well plus option with Ocean Energy in upper
                                    60's ending mid January 2003.
----------------------------------------------------------------------------------------
Ocean Valiant         lower 80's    available.
----------------------------------------------------------------------------------------


                                        2

                        DAYRATE
       RIG NAME     (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------
Ocean Baroness           120's      demobe with Murphy in 170's ending early December
                                    2002.
----------------------------------------------------------------------------------------
Ocean Rover                -        available.
----------------------------------------------------------------------------------------
Ocean Confidence         170's      available.
----------------------------------------------------------------------------------------
Ocean Clipper         lower 90's    shipyard for 30 days beginning mid October 2002;
                                    one year extension in 100's with Petrobras ending
                                    early January 2004.
----------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico











                                       3

** TABLE COMPLETE **